Derivatives	12 Months Ended
Dec. 31, 2011
Derivatives [Abstract]
Derivatives
F.	Derivatives

As discussed under “Derivatives” in Note A, AFG uses derivatives in certain areas of its operations. AFG’s derivatives do not qualify for hedge accounting under GAAP; changes in the fair value of derivatives are included in earnings.

The following derivatives are included in AFG’s Balance Sheet at fair value (in millions):

		December 31, 2011		December 31, 2010
Derivative	Balance Sheet Line	Asset	Liability	Asset	Liability
MBS with embedded derivatives	Fixed maturities	$99	$—	$101	$—
Interest rate swaptions	Other investments	5	—	21	—
Indexed annuities (embedded derivative)	Annuity benefits accumulated	—	395	—	190
Equity index call options	Other investments	66	—	77	—
Reinsurance contracts (embedded derivative)	Other liabilities	—	23	—	14

		$170	$418	$199	$204

The MBS with embedded derivatives consist primarily of interest-only MBS with interest rates that float inversely with short-term rates. AFG records the entire change in the fair value of these securities in earnings. These investments are part of AFG’s overall investment strategy and represent a small component of AFG’s overall investment portfolio.

AFG has entered into $1 billion notional amount of pay-fixed interest rate swaptions (options to enter into pay-fixed/receive floating interest rate swaps at future dates expiring between 2012 and 2015) to mitigate interest rate risk in its annuity operations. AFG paid $29 million to purchase these swaptions, which represents its maximum potential economic loss over the life of the contracts.

AFG’s indexed annuities, which represented approximately one-third of annuity benefits accumulated at December 31, 2011, provide policyholders with a crediting rate tied, in part, to the performance of an existing stock market index. AFG attempts to mitigate the risk in the index-based component of these products through the purchase of call options on the appropriate index. AFG’s strategy is designed so that an increase in the liabilities, due to an increase in the market index, will be generally offset by unrealized and realized gains on the call options purchased by AFG. Both the index-based component of the annuities and the related call options are considered derivatives. As shown in the table below, both the embedded derivative and call options declined in value during 2011. The decline in fair value of the options reflects the relatively flat stock market during 2011. However, the negative impact of lower interest rates more than offset the positive impact of the flat stock market on the fair value of the indexed annuity embedded derivative.

As discussed under “Reinsurance” in Note A, certain reinsurance contracts in AFG’s annuity and supplemental insurance business are considered to contain embedded derivatives.

The following table summarizes the gain (loss) included in the Statement of Earnings for changes in the fair value of these derivatives for 2011, 2010 and 2009 (in millions):

	Statement of
Derivative	Earnings Line	2011	2010	2009
MBS with embedded derivatives	Realized gains	$—	$50	$157
Interest rate swaptions	Realized gains	(24)	(7)	8
Indexed annuities (embedded derivative)	Annuity benefits	(29)	(20)	(29)
Equity index call options	Annuity benefits	(13)	41	26
Reinsurance contracts (embedded derivative)	Investment income	(9)	(9)	(25)

		($75)	$55	$137